UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2009

CHANGDA INTERNATIONAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-53566 (Commission File Number)	98-0521484 (I.R.S. Employer Identification No.)

10th Floor Chenhong Building No. 301 East Dong Feng Street Weifang, Shandong, People’s Republic of China 261041
(Address of principal executive offices) (zip code)

86 1586 311 1662
(Registrant’s telephone number, including area code)

Not Applicable. (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 are the audited financial statements for Changda International Limited, Changda International Holdings, Inc.'s (the "Company") wholly-owned subsidiary, for the fiscal years ended December 31, 2008 and 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited Financial Statements of Changda International Limited for the fiscal years ended December 31, 2008 and 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGDA INTERNATIONAL HOLDINGS, INC.

Dated: October 20, 2009	By:	/s/ Jan Pannemann
Jan Pannemann
Executive Vice President